UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported):  February 23, 2012

SWIFT ENERGY COMPANY
(Exact name of Registrant as specified in its charter)

Texas	1-8754	20-3940661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16825 Northchase Drive, Suite 400
Houston, Texas 77060
(Address of principal executive offices)

(281) 874-2700
(Registrant’s telephone number)

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information furnished under Items 2.02 and 9.01 of this Current Report on Form 8-K, including Exhibit 99, shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall such information be deemed incorporated by reference into any filing under either the Securities Act of 1933 or the Securities Exchange Act of 1934, unless specifically identified therein as being incorporated by reference.

Item 2.02.                      Results of Operations and Financial Condition

In a news release before the market opened on February 23, 2012, Swift Energy Company announced preliminary unaudited fourth quarter and full year 2011 financial and operational results, and reported that certain of its officers will discuss such financial results in a conference call to be held at 9:00 a.m. CST on that date.  In the release, the Company also announced that the conference call would be webcast live and archived on its website.

The press release is attached to this report as Exhibit 99.  The information in Exhibit 99 is being furnished pursuant to this item 2.02.

Item 9.01.                      Financial Statements and Exhibits

(d) Exhibit.

Exhibit Number	Description

99	Swift Energy Company press release dated February 23, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 23, 2012

Swift Energy Company
By:	/s/ Alton D. Heckaman, Jr.
Alton D. Heckaman, Jr. Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99	Swift Energy Company press release dated February 23, 2012.